Offerings - Offering: 1	Dec. 10, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share ("Common Stock")
Amount Registered | shares	31,839,533
Proposed Maximum Offering Price per Unit | $ / shares	0.2041
Maximum Aggregate Offering Price	$ 6,498,448.69
Fee Rate	0.01381%
Amount of Registration Fee	$ 897.44
Offering Note	Rounded up to the nearest cent.The price per share used to obtain the maximum offering amount of the common stock for the purposes of calculating the registration fee was the average of the high and low trading prices of the common stock reported by Nasdaq on December 5, 2025 ($0.2041).